Exhibit 4.1

APPLIED MEDICAL CORPORATION

AMENDED AND RESTATED VOTING AGREEMENT

This Amended and Restated Voting Agreement (as amended, this “Agreement”) is made as of June 25, 2012, by and among Applied Medical Corporation, a Delaware corporation (the “Company”), Said Hilal, Nabil Hilal and Ted Stanley, in their capacities as members of the voting committee described herein (the “Committee”) and as direct or indirect stockholders of the Company, and the holders of shares of capital stock of the Company and/or stock options therefor listed in the schedule attached hereto (collectively, the “Participants”).

RECITALS

WHEREAS, the parties believe that maintaining the Company’s independence (whether as a private or public company) is critical to allowing the Company to continue to advance its core values and business philosophies and to achieve its long-term strategic objectives;

WHEREAS, in furtherance of the foregoing objectives and the parties’ desire to explore opportunities to accommodate the liquidity requirements of certain other stockholders of the Company, the Participants, the Committee and the Company entered into a Voting Agreement, dated as of February 24, 2011 (the “Original Voting Agreement”); and

WHEREAS, Participants holding more than 66.7% of the aggregate voting power represented by Subject Securities covered by the Voting Agreement as of the date of this Amended and Restated Voting Agreement, for the purpose of maintaining and protecting the Participants’ efforts to foster the Company’s core values and business philosophies and its long-term business objectives, desire to amend and restate the Original Voting Agreement as set forth below.

AGREEMENT

Now, therefore, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree to amend and restate the Voting Agreement as follows:

1. Definitions.

1.1 Certain Definitions. For the purposes of this Agreement:

“Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of the Company.

“Class B Common Stock” means the Class B Common Stock, par value $0.001 per share, of the Company.

“Common Stock” means common equity securities of the Company ranking junior to any series of Preferred Stock with respect to redemption, dividends or liquidation rights, including but not limited to the Class A Common Stock and the Class B Common Stock.

“Consenting Participants” means Participants who have agreed in writing to this Amended and Restated Voting Agreement or otherwise agreed in writing to the provisions of Section 5.3 below.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Family Member” means, with respect to any natural person who is a Participant, the spouse, parents, grandparents, and lineal descendants, siblings and lineal descendants of siblings of such Participant.

“Initial Public Offering” means an initial public offering of any shares of Common Stock of the Company pursuant to a registration statement under the Securities Act.

“Majority of Subject Securities” means more than fifty percent (50%) of the aggregate number of outstanding shares of Subject Securities held by the relevant Participants, including shares of Preferred Stock of the Company on an as-converted to Class B Common Stock basis.

“Permitted Entity” shall mean with respect to a Participant (i) a Permitted Trust (as defined below) solely for the benefit of such Participant, one or more Family Members of such Participant and/or any other Permitted Entity of such Participant, or (ii) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by one or more Participants, Family Members of Participants and/or any other Permitted Entities of Participants.

“Permitted Transaction” means a Transfer of Subject Securities (i) by reason of a sale of such Subject Securities in an Initial Public Offering, (ii) by a Participant to one or more Permitted Transferees, (iii) by a Permitted Entity of a Participant to such Participant or one or more Permitted Transferees, and (iv) a pledge of Subject Securities by a Participant (or a Permitted Entity of such Participant) in favor of the Company to secure a monetary obligation of the Participant to the Company.

“Permitted Transferee” means (i) the Company, (ii) any Participant, (iii) the Family Members of an individual Participant, (iv) a Permitted Entity of a Participant, (v) with respect to a Participant which is a Permitted Entity, to one or more individual person(s) who own equity interests in such entity or for whose benefit such entity was established, and (vi) the heirs, executors, administrators and beneficiaries of a Participant upon the death of an individual Participant; provided, that in the case of clauses (iii), (iv), (v) and (vi), such transferee shall execute a counterpart signature page to this Agreement in accordance with Section 7.2 thereby agreeing to hold any Subject Securities subject to the terms of this Agreement.

“Permitted Trust” shall mean a bona fide trust where each trustee is a Participant, a Family Member of such Participant, or a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments.

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“Sale Transaction” means any transaction, or series of related transactions, that could reasonably be expected to result in (i) the acquisition or purchase by a person other than a Participant of all or substantially all of the assets or businesses of the Company, (ii) any merger, reorganization, consolidation, business combination, recapitalization, joint venture, share exchange or similar transaction, in each case pursuant to which any person other than a Participant would acquire, directly or indirectly, 50% or more of any class of equity securities of the Company, (iii) the liquidation or dissolution of the Company, or (iv) any combination of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Subject Securities” means (i) all equity securities of the Company (including all options, warrants and other rights to acquire any equity securities of the Company) owned by the Participant as of the date they execute a counterpart signature page to this Agreement and (ii) all additional equity securities of the Company (including all options, warrants and other rights to acquire any equity securities of the Company) with respect to which the Participant acquires direct or indirect ownership or the right to vote or direct the voting of any equity securities after such date (including any Common Stock into which any equity securities of the Company are convertible).

“Transfer” means a sale, transfer, tender, assignment, encumbrance, gift, pledge, hedge, swap or other disposition, directly or indirectly, of any Subject Securities or any right or interest therein.

“Voting Securities” means all Subject Securities that are entitled to vote on any matter presented to the vote or consent of holders of any class of the Company’s equity securities.

2. Irrevocable Proxy; the Voting Committee.

2.1 Irrevocable Proxy. Each Participant hereby appoints and constitutes the Committee, and each of the members thereof, as such Participant’s sole and exclusive attorneys and proxies with full power of substitution and resubstitution, to the full extent of such Participant’s rights, with respect to all Voting Securities owned by such Participant, which proxy (the “Proxy”) shall be irrevocable until this Agreement terminates pursuant to its terms, to vote and otherwise act (by written consent or otherwise) with respect to all Voting Securities held by such Participant in the manner directed by the Committee on all matters presented to a vote or consent of the stockholders of the Company, including with respect to all Sale Transactions, the election and removal of members of the Company’s board of directors and any amendments to the Company’s Certificate of Incorporation or Bylaws. Each Participant agrees that the Proxy is coupled with an interest. In consideration for the grant of the Proxy, concurrently with the execution and delivery of the Original Voting Agreement, the Committee paid $1.00 to each other Participant, and by its execution of this Agreement, each of the other Participants acknowledges its receipt of such amount. Each Participant hereby agrees that it will not grant any other proxy with respect to, or grant any other person authority to vote, its shares of capital stock of the Company. Each Participant further agrees and acknowledges that the Company shall set aside any vote cast by any Participant or any member of the Committee that violates this Section 2.1 and will replace such Participant’s vote with a vote of the majority of the members of the Committee cast in accordance with the authority granted by the Proxy.

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2.2 Exceptions. The irrevocable proxy provided to the Committee by Section 2.1 will not apply, and each Participant will retain sole discretion to vote its Voting Securities, with respect to all matters presented to a vote or consent of the Participants of the Company related to any Sale Transaction in which any member of the Committee is a direct or indirect member of the acquiring group (as defined under Section 13(d) of the Exchange Act) (unless such membership in the acquiring group is solely because the acquiring group includes the Company or any of its subsidiaries).

2.3 No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

2.4 Committee. Approval of the Committee of any matter to be determined by the Committee pursuant to this Agreement shall require the affirmative vote of at least a majority of the members of the Committee (or the unanimous consent of the members of the Committee if there are fewer than three Committee members at the time of any Committee decision). In the event of the death, disability or incapacity of a member of the Committee, the remaining member(s) of the Committee shall nominate a replacement Committee member, which proposed Committee member shall become a Committee member upon written approval of Participants holding a Majority of Subject Securities.

3. Representations of the Participants. Each Participant hereby represents and warrants as follows:

3.1 Authorization. The Participant has the unrestricted right, requisite power and authority to enter into this Agreement and grant the Proxy (as defined below), to consummate the transactions contemplated hereby, and to otherwise carry out such Participant’s obligations hereunder. The execution and delivery of this Agreement by the Participant and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Participant and no further consent or action is required, except any applicable Consent of Spouse (as defined below). This Agreement has been duly executed by the Participant and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of such Participant enforceable against the Participant in accordance with its terms.

3.2 No Conflicts or Consents.

(a) The execution, delivery and performance of this Agreement by the Participant do not and will not (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to any contract to which the Participant is a party or by which any property or asset of the Participant is bound or affected, or (ii) result in a violation of any law, in each case that would adversely affect the Participant’s ability to perform any of its obligations hereunder.

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(b) The execution, delivery and performance of this Agreement by the Participant do not and will not require any consent or approval of any other person, except any applicable Consent of Spouse.

3.3 Title to Securities. As of the date of this Agreement, the Participant owns (free and clear of any encumbrances, except such as may exist (i) under applicable securities laws or (ii) pursuant to any pledge agreement securing a Participant’s obligations under a promissory note made by the Participant in favor of the Company) the number and type of securities of the Company set forth in such Participant’s counterpart signature page to this Agreement, none of which are subject to any proxy, voting trust or other agreement, arrangement or restriction (whether written or oral) with respect to the voting thereof, except as expressly contemplated or permitted by this Agreement or the Original Voting Agreement.

4. Additional Covenants and Representations.

4.1 Legends.

(a) Prior to the consummation of an Initial Public Offering, each certificate representing shares of the Company’s capital stock held by the Participants, or any assignee of the Participants, shall bear the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY) CONTAINING PROVISIONS RESTRICTING THE TRANSFER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH SUCH PROVISIONS. BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT.”

(b) Following the consummation of an Initial Public Offering, each certificate representing shares of the Company’s capital stock held by the Participants, or any assignee of the Participants, shall bear the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY) CONTAINING PROVISIONS RESTRICTING THE TRANSFER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH SUCH PROVISIONS.”

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4.2 Stockholder Capacity. Notwithstanding any provision of this Agreement to the contrary, no Participant or member of the Committee or any person who owns, directly or indirectly, any capital stock or membership interest in any Participant or any director, officer, trustee, partner, manager or managing member of any Participant, in each case, who is or becomes during the term of this Agreement a director or officer of the Company will be deemed to make any agreement or understanding in this Agreement in that person’s capacity as a director or officer of the Company. This Agreement is being entered into by each Participant and each member of the Committee solely in its capacity as the record holder and beneficial owner of such Participant’s Subject Securities, and nothing in this Agreement will limit or affect any actions taken by any Participant, any person who owns, directly or indirectly, any capital stock or membership interest in any Participant or any director, officer, manager or managing member of any Participant in his or her capacity as a director or officer of the Company.

4.3 No Other Duties. Each Participant expressly agrees and acknowledges that: (i) this Agreement does not give rise to any duties or obligations not expressly set forth in this Agreement, including without limitation, any implied obligations or duties whether by the covenant of good faith and fair dealing or otherwise; and (ii) the duties created by this Agreement are strictly contractual in nature and do not create any non-contractual duties or obligations, whether of a fiduciary nature or otherwise. Moreover, each Participant expressly acknowledges that by executing this Agreement such Participant is granting the Committee sole subjective discretion to vote such Participant’s Voting Securities as set forth in this Agreement. Each Participant agrees and acknowledges that in exercising the voting rights granted pursuant to this Agreement, each of the members of the Committee shall be entitled to consider only such interests and factors, including their own, as they desire or deem appropriate, and he shall have no duty or obligation to consider any other interests or factors whatsoever. To the fullest extent permitted by the law, each Participant hereby waives any claim for any breach of fiduciary or any other duty that such Participant may have now or in the future against any or all of the members of the Committee in connection with their exercise of the authority granted pursuant to this Agreement and disclaims the benefit of any covenant of good faith or fair dealing as well as any other legal or equitable doctrine that might otherwise permit the Participant to challenge the Committee’s ability or right to vote all Voting Securities in accordance with the terms of this Agreement as it deems appropriate in the sole subjective discretion of the members of the Committee.

4.4 Waiver. Each Participant expressly acknowledges that it has had, or has had and waived, the opportunity to be advised by independent legal counsel and hereby waives and relinquishes all rights and benefits afforded by, and does so understanding and acknowledging the significance and consequence of such specific waiver of, any applicable statute or common law similar in nature Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

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5. Certain Restrictions.

5.1 Pre-Initial Public Offering. Prior to the consummation of an Initial Public Offering, each Participant agrees that it will not Transfer any Subject Securities other than Transfers in connection with a Permitted Transaction. A transferee (other than the Company or a Participant already bound hereby) of Subject Securities received in a Transfer that is a Permitted Transaction prior to the consummation of an Initial Public Offering shall become a Stockholder subject to this Agreement.

5.2 Lock-up Agreement. Each Participant hereby further agrees not to Transfer any Subject Securities (other than those included in the registration statement filed in connection with an Initial Public Offering or otherwise in a Permitted Transaction) until the expiration of the 180-day period following the effective date of the registration statement for the Initial Public Offering. Each Participant further agrees to execute and deliver such other agreements as may reasonably be requested by the Company and the underwriter(s) which are consistent with the foregoing or which are necessary to give effect thereto (a “Lockup Agreement”). The foregoing provisions of this Section 5.2 do not apply to Consenting Participants.

5.3 Post-Initial Public Offering. From and after the consummation of an Initial Public Offering, each Participant may Transfer any Subject Securities without restriction under this Agreement and in accordance with applicable securities laws except (i) in violation of a Lockup Agreement, (ii) if a Consenting Participant Transfers any shares of Class B Common Stock to a transferee other than a Permitted Transferee, such Consenting Participant hereby irrevocably elects that such shares of Class B Common Stock be converted into shares of Class A Common Stock prior to the Transfer thereof, in accordance with the terms of the Class B Common Stock set forth in the Company’s certificate of incorporation, as amended or restated as of the date of Transfer, and (iii) each Participant agrees not to Transfer any Subject Securities in connection with any tender offer that could reasonably be expected to result in any person other than a Participant acquiring, directly or indirectly, 50% or more of any class of equity securities of the Company (a “Tender Offer”) unless the Committee approves the tender of Subject Securities in connection with such Tender Offer; provided, in the case of clause (iii), that no member of the Committee is a direct or indirect member of the acquiring group (as defined under Section 13(d) of the Exchange Act) (unless such membership in the acquiring group is solely because the acquiring group includes the Company or any of its subsidiaries) in such Tender Offer. The Committee will notify each Participant of its decision whether or not to permit the tender of such Participant’s shares in connection with any Tender Offer in writing no later than five (5) business days prior to the deadline for tendering shares in such Tender Offer.

6. Termination of Agreement. This Agreement shall terminate on June 30, 2017.

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7. Miscellaneous.

7.1 Assignment; Binding Effect. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Additional Participants. Any holder of equity securities of the Company, whether such holder owns such securities as of the date hereof or acquires such securities from the Company after the date hereof (each, an “Additional Participant”) may become a party to this Agreement after the date hereof without the consent of any of the other parties hereto by executing a counterpart signature page to this Agreement. As a condition to becoming a party to this Agreement, each Additional Participant agrees (i) that it shall be deemed to be a “Participant” for all purposes under this Agreement, subject to and bound by all of the terms and conditions applicable to a “Participant” under this Agreement, and (ii) to irrevocably terminate and waive all voting or similar rights applicable to any Subject Securities held by such Additional Participant pursuant to any agreement or understanding of any kind other than those contained in this Agreement, such termination and waiver to be effective immediately upon such Additional Participant’s execution of this Agreement. The Company shall update the list of Participants from time to time to reflect the addition of any Additional Participants pursuant to this Section 7.2. Any update to such list of Participants or the joining of any Additional Participant as a party to this Agreement pursuant to this Section 7.2 shall not require the consent of, or notice to, any of the parties to this Agreement. Any transfer or assignment of any Subject Securities in violation of this Section 7.2 shall be void and be of no force or effect.

7.3 Amendment and Waiver. Any provision set forth in Section 5 may be waived at any time in writing by approval of the Committee in its sole discretion. Any term hereof may be amended only with the written consent of (a) the Company and (b) Participants holding Sixty Six and 7/10 percent (66.7%) of the aggregate voting power represented by the Subject Securities covered by this Agreement at the time of the relevant amendment (excluding, for the avoidance of doubt, options and warrants to acquire equity securities of the Company that do not possess voting rights prior to exercise); provided, however, that the consent of the Company under this Section 7.3 shall not be required for any amendments to Section 2 or Sections 5.1 or 5.3. Any amendment or waiver effected in accordance with this Section 7.3 shall be binding upon the Participants, the Company and each of their respective successors and assigns.

7.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) one business day after sending by email if such email was transmitted on a business day, (iii) 24 hours after confirmed facsimile transmission, (iv) one business day after deposit with a recognized overnight courier, or (v) three business days after deposit with the U.S. Postal Service by first class certified or registered mail, return receipt requested, postage prepaid, addressed (a) if to a Participant, at such address as set forth on the signature page of such Participant hereto, or (b) if to the Company, at 22872 Avenida Empresa, Rancho Santa Margarita, CA 92688, Attention: General Counsel, or at such other address as the Company shall have furnished to the Participants in writing upon 10 days’ notice.

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7.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

7.6 Construction. The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. All parties hereto have participated in the drafting of this Agreement, the language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

7.8 Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s capital stock hereinafter to any of the parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.1 hereof.

7.9 Entire Agreement; No Inconsistent Agreements. This Agreement, together with all exhibits and schedules hereto, is intended to be the sole agreement and understanding of the parties as it relates to this subject matter and does hereby supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties relating to the subject matter hereof. Each Participant hereby covenants and agrees to not enter into any agreement or understanding with any party the effect of which would be inconsistent with or would violate any provision of this Agreement.

7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

7.11 Specific Performance and Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were

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not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damages that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions and any other equitable relief necessary to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement exclusively in the Chancery Court of the State of Delaware, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity. Each party on their behalf as well as on behalf of any successors or assigns hereby consents to the exclusive jurisdiction of the Delaware Court of Chancery over themselves and this Agreement for the purpose of enforcing this Agreement under this Section 7.11.

7.12 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.13 Arbitration. Subject to Section 7.11 above, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Orange County, California, before three arbitrators. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the arbitration award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from the Delaware Court of Chancery pursuant to Section 7.11 above. The arbitrators may, in the arbitration award, allocate all or part of the costs of the arbitration, including the fees of the arbitrators and the reasonable attorneys’ fees of the prevailing party. The parties to any arbitration shall be entitled to appeal the arbitration award to a three-member appeal panel in accordance with the JAMS Optional Arbitration Appeal Procedure.

7.14 Spousal Consent. If any individual Participant is married on the date of this Agreement, such Participant’s spouse shall execute and deliver to the Committee a consent of spouse in the form attached hereto (the “Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Participant’s Subject Securities that do not otherwise exist by operation of law or the agreement of the parties. If any individual Participant should marry or remarry subsequent to the date of this Agreement, such Participant shall within fifteen days thereafter obtain his or her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

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7.15 Company Approval. The Company hereby consents to the amendments to Section 1, Section 5.2 and Section 6 of the Original Voting Agreement made by this Amended and Restated Voting Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

COMPANY (with respect to amendments to Sections 1, 5.2 and 6 of the Original Voting Agreement only):

APPLIED MEDICAL CORPORATION

By:	/s/ Said S. Hilal
Name:	Said S. Hilal
Title:	Chief Executive Officer

VOTING COMMITTEE:

/s/ Said S. Hilal
Said S. Hilal, Member of Voting Committee

/s/ Nabil Hilal
Nabil Hilal, Member of Voting Committee

/s/ Ted Stanley
Ted Stanley, Member of Voting Committee

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Susan Ahlberg

Print Name(s):	Susan Ahlberg

/s/ Russ Ahlberg

Print Name(s):	Russ Ahlberg

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Jeremy Albrecht

Print Name(s):	Jeremy Albrecht

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Wassim Aliahmad

Print Name(s):	Wassim Aliahmad

/s/ Samara Aliahmad

Print Name(s):	Samara Aliahmad

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS A, LLC, a Delaware limited liability company

By: AMC Family Management A, Inc., a Delaware corporation

By:	/s/ Said S. Hilal
Name:	Said S. Hilal
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS B, LLC, a Delaware limited liability company

By: AMC Family Management B, Inc., a Delaware corporation

By:	/s/ Nabil Hilal
Name:	Nabil Hilal
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS C, LLC, a Delaware limited liability company

By: AMC Family Management C, Inc., a Delaware corporation

By:	/s/ Samir Tall Hilal
Name:	Samir Tall
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS D, LLC, a Delaware limited liability company

By: AMC Family Management D, Inc., a Delaware corporation

By:	/s/ Dima Hilal
Name:	Dima Hilal
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS E, LLC, a Delaware limited liability company

By: AMC Family Management E, Inc., a Delaware corporation

By:	/s/ Serene Wachli
Name:	Serene Wachli
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:
AMC FAMILY HOLDINGS F, LLC,
a Delaware limited liability company
By: AMC Family Management F, Inc.,
a Delaware corporation
By:	/s/ Gary Johnson
Name:	Gary Johnson
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:
AMC FAMILY HOLDINGS G, LLC,
a Delaware limited liability company
By: AMC Family Management G, Inc.,
a Delaware corporation
By:	/s/ Stephen E. Stanley
Name:	Stephen E. Stanley
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS H, LLC,
a Delaware limited liability company

By: AMC Family Management H, Inc.,
a Delaware corporation

By:	/s/ Mary Jo Stegwell
Name:	Mary Jo Stegwell
Title:	President

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

AMC FAMILY HOLDINGS I, LLC,
a Delaware limited liability company

By: AMC Family Management I, Inc.,
a Delaware corporation

By:	/s/ Samir Tall
Name:	Samir Tall
Title:	Authorized Officer

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Laurina Bai

Print Name(s):	Laurina Bai

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

Peter E. Bolta 1999 Revocable Living Trust

By:	/s/ Peter E. Bolta	, Trustee
Name:	Peter E. Bolta

By:		, Trustee
Name:

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Sherry Castillo

Print Name(s):	Sherry Castillo

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Heather C. Chase

Print Name(s):	Heather C. Chase

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Cathy L. Conklin

Print Name(s):	Cathy L. Conklin

/s/ Richard W. Conklin

Print Name(s):	Richard W. Conklin

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Sheri A. Dando

Print Name(s):	Sheri A. Dando

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

DeMarchi Living Trust dated February 4, 1998

By:	/s/ Thomas DeMarchi	, Trustee
Name:	Thomas DeMarchi

By:	/s/ Joanne DeMarchi	, Trustee
Name:	Joanne DeMarchi

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ John Donohue

Print Name(s):	John Donohue

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

The Robert and Nancy Jane Felsenfeld Trust, as Restated November 16, 2006

By:	/s/ Nancy Felsenfeld	, Trustee
Name:	Nancy Felsenfeld

By:	/s/ Robert Felsenfeld	, Trustee
Name:	Robert Felsenfeld

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Dennis Fowler

Print Name(s):	Dennis Fowler

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Raymond A. Frame

Print Name(s):	Raymond A. Frame

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Raymond C. Frame

Print Name(s):	Raymond C. Frame

/s/ Arlene A. Frame

Print Name(s):	Arlene A. Frame

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

The Gadberry Family Trust

By:	/s/ Donald Lee Gadberry	, Trustee
Name:	Donald Lee Gadberry

By:	/s/ Arlene Rae Gadberry	, Trustee
Name:	Arleen Rae Gadberry

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Amy Garces

Print Name(s):	Amy Garces

/s/ Maxwell Garces

Print Name(s):	Maxwell Garces

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Karen A. Gibbs

Print Name(s):	Karen A. Gibbs

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Dennis Grosshans

Print Name(s):	Dennis Grosshans

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Carl Hadley

Print Name(s):	Carl Hadley

/s/ Gabrielle Hadley

Print Name(s):	Gabrielle Hadley

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Charles Hart

Print Name(s):	Charles Hart

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ David Heaton II

Print Name(s):	David Heaton II

/s/ Melissa K. Heaton

Print Name(s):	Melissa K. Heaton

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Thomas C. Hoster

Print Name(s):	Thomas C. Hoster

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Ahmad Husami

Print Name(s):	Ahmad Husami

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Patrick Ikehara

Print Name(s):	Patrick Ikehara

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Bassam Istanbouli

Print Name(s):	Bassam Istanbouli

/s/ Sahar Istanbouli

Print Name(s):	Sahar Istanbouli

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Houssam Istanbouli

Print Name(s):	Houssam Istanbouli

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Tala Istanbouli

Print Name(s):	Tala Istanbouli

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ James R. Johnson

Print Name(s):	James R. Johnson

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

The Kahle Family Trust dated May 1, 2007

By:	/s/ Henry Kahle	, Trustee
Name:	Henry Kahle

By:	/s/ Julia L. Kahle	, Trustee
Name:	Julia L. Kahle

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

The Kasten Family Trust Agreement

By:	/s/ Thomas M. Kasten	, Trustee
Name:	Thomas M. Kasten

By:	/s/ Kendra Kasten	, Trustee
Name:	Kendra Kasten

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Ken Lacoste

Print Name(s):	Ken Lacoste

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

PENSION PLAN OF ROBERT A. LAUDERDALE M.D.

By:	/s/ Robert A. Lauderdale
Name:	Robert A. Lauderdale

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Entities)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

ROBERT A. LAUDERDALE FAMILY LIMITED PARTNERSHIP

By:	/s/ Robert A. Lauderdale
Name:	Robert A. Lauderdale
Title:	General Partner

By:	/s/ Joanne W. Lauderdale
Name:	Joanne W. Lauderdale
Title:	General Partner

(Please arrange for signatures of all General Partners)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Kimberlee Ann Lauletta

Print Name(s):	Kimberlee Ann Lauletta

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Grant Lenning

Print Name(s):	Grant Lenning

/s/ Natali Lenning

Print Name(s):	Natali Lenning

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Mitra Lutchmansingh

Print Name(s):	Mitra Lutchmansingh

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Greg Mahoney

Print Name(s):	Greg Mahoney

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Wael Muakkassa

Print Name(s):	Wael Muakkassa

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ David Nader

Print Name(s):	David Nader

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ George Y. Nader

Print Name(s):	George Y. Nader

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Samir N. Nader

Print Name(s):	Samir N. Nader

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Eric Nguyen

Print Name(s):	Eric Nguyen

/s/ Hannah Nguyen

Print Name(s):	Hannah Nguyen

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

Manaktala-Petrime Family Trust

By:	/s/ Matt Petrime	, Trustee
Name:	Matt Petrime

By:	/s/ Shalini Manaktala	, Trustee
Name:	Shalini Manaktala

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Edward D. Pingleton

Print Name(s):	Edward D. Pingleton

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Boun Pravong

Print Name(s):	Boun Pravong

/s/ Natalie Pravong

Print Name(s):	Natalie Pravong

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Trusts)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

Insert full name of Trust:

Stephen G. Roth and Michelle E. Roth Revocable Living Trust

By:	/s/ Stephen G. Roth	, Trustee
Name:	Stephen G. Roth

By:	/s/ Michelle E. Roth	, Trustee
Name:	Michelle E. Roth

(Please arrange for signatures of all Trustees of the Trust)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Ghassan Sakakine

Print Name(s):	Ghassan Sakakine

/s/ Rindala Tannir

Print Name(s):	Rindala Tannir

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Darren Sax

Print Name(s):	Darren Sax

/s/ Kimberly Sax

Print Name(s):	Kimberly Sax

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Fazlia Seraj

Print Name(s):	Fazlia Seraj

/s/ M. Ali Seraj

Print Name(s):	M. Ali Seraj

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Garth O. Smithers

Print Name(s):	Garth O. Smithers

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Karen J. Stegwell

Print Name(s):	Karen J. Stegwell

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Arpad Szabo

Print Name(s):	Arpad Szabo

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Samer Tall

Print Name(s):	Samer Tall

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Jenny Tang

Print Name(s):	Jenny Tang

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Scott Taylor

Print Name(s):	Scott Taylor

/s/ Steffay Taylor

Print Name(s):	Steffay Taylor

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Canh Tran

Print Name(s):	Canh Tran

/s/ Vicki Pham

Print Name(s):	Vicki Pham

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Bao-Liang Tsai

Print Name(s):	Bao-Liang Tsai

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Frans VandenBroek

Print Name(s):	Frans VandenBroek

/s/ Karen L. VandenBroek

Print Name(s):	Karen L. VandenBroek

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Michael Vaughn

Print Name(s):	Michael Vaughn

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Matthew Wixey

Print Name(s):	Matthew Wixey

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Gail P. Wooldridge

Print Name(s):	Gail P. Wooldridge

/s/ Craig Wooldridge

Print Name(s):	Craig Wooldridge

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

COUNTERPART SIGNATURE PAGE

(Securities held by Individuals)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

PARTICIPANT:

/s/ Haruyasu Yawata

Print Name(s):	Haruyasu Yawata

Print Name(s):

(If securities are held jointly by two persons, such as husband and wife, please have both persons sign)

[Signature Page to Voting Agreement]

List of Participants

Samir Abboud*

Russ Ahlberg and Susan Ahlberg

Jeremy Albrecht

Wassim Aliahmad and Samara Aliahmad

AMC Family Holdings A, LLC

AMC Family Holdings B, LLC

AMC Family Holdings C, LLC

AMC Family Holdings D, LLC

AMC Family Holdings E, LLC

AMC Family Holdings F, LLC

AMC Family Holdings G, LLC

AMC Family Holdings H, LLC

AMC Family Holdings I, LLC

Laurina Bai

Peter E. Bolta 1999 Revocable Living Trust

Sherry Dianne Castillo

Heather Chase

Cathy Conklin

Richard Conklin

Sheri Dando

Thomas Anthony Demarchi and Joanne Demarchi, Trustees of The Demarchi Living Trust Dated February 4, 1998

John Donohue

Robert Felsenfeld and Nancy Jane Felsenfeld, as Trustees of The Robert and Nancy Jane Felsenfeld Trust as Restated November 16, 2006

Dennis Fowler, M.D.

Raymond A. Frame

Raymond C. Frame

Donald Lee Gadberry and Arleen Rae Gadberry, Co-Trustees, or their Successors in Trust, under The Gadberry Family Trust Dated July 11, 2005

Amy Garces

Karen Gibbs

Dennis Grosshans

Carl Hadley and Gabrielle Hadley

Charles Hart

David Heaton

Thomas Hoster

Ahmad Husami

Patrick Ikehara

Bassam Istanbouli

Dana B. Qahoush*

Houssam Istanbouli

Tala Istanbouli

James R. Johnson

Henry Kahle and Julia Lee Kahle, Co-Trustees, or their Successors in Trust, under the Kahle Family Trust Dated May 1, 2007

Thomas M. Kasten and Kendra Kasten, as Trustees of The Kasten Family Trust Agreement Dated November 5, 2001

Kenneth Lacoste

Pension Plan of Robert A. Lauderdale M.D.

Robert A. Lauderdale Family Limited Partnership

Kimberlee Ann Lauletta

Natali and Grant Lenning

Mitra Lutchmansingh

Greg Mahoney

Wael Muakkassa

Richard L. Myers, as Trustee for Richard L. Myers Living Trust Dated Aug 25, 1999*

David Nader

George Nader

Samir Nader

Eric Nguyen and Hannah Nguyen

Petrime-Manaktala Family Trust

Linda Phinouwong and Manop Phinouwong*

Edward D. Pingleton

Boun Pravong and Natalie Pravong

Stephen G. Roth and Michelle E. Roth, Trustees of The Stephen G. and Michelle E. Roth Revocable Living Trust under Agreement Dated July 14, 2010

Carlos A. Saez*

Ghassan Sakakine and Rindala Tannir

Darren Sax

Lincoln Schlotterback*

Rebecca Lynnette Selby*

Fazlia Seraj and Mohammed Ali Seraj

Garth Smithers

Jeffrey Brian Stegwell*

Karen Jean Stegwell

Arpad Szabo

Samer Tall

Jenny Tang

Scott Taylor

T. Peter Thomas and Jacqueline Sue Stewart, Trustees of The Thomas-Stewart Family Trust U/D/T Dated 10/16/1996*

Art Thomas*

Canh Tran

Bao-Liang Tsai

Frans Vandenbroek and Karen Vandenbroek

Michael Vaughn

Stavros Vizirgianakis*

Matthew Wixey

Gail P. Wooldridge and Craig A. Wooldridge

Haruyasu Yawata

*	Participant did not consent to the Voting Agreement Amendment dated 6/25/12